                                 EXHIBIT 10.11


                            AMENDMENT AGREEMENT NO.3
                           dated as of March 29, 1996

                                to that certain

                       $115,000,000 REVOLVING CREDIT AND
                              TERM LOAN AGREEMENT

        This AMENDMENT AGREEMENT NO.3 (this "Amendment"), dated as of March 29, 1996, is by and among TRANSTECHNOLOGY CORPORATION ("TransTechnology"), TRANSTECHNOLOGY SEEGER-ORBIS GMBH ("GmbH"), ANDERTON INTERNATIONAL LIMITED (formerly known as TTUK Acquisition Co. Limited) ("Limited" and, together with TransTechnology and GmbH, the "Borrowers"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), the other lending institutions listed on Schedule 1 (the "Banks") and
Schedule 2 (the "Term B Lenders") to the Credit Agreement (as defined below), THE FIRST NATIONAL BANK OF BOSTON, acting through its London Branch and its Frankfurt Branch, as fronting bank (in such capacity, the "Fronting Bank"), THE FIRST NATIONAL BANK OF BOSTON, as issuing bank (in such capacity, the "Issuing Bank", and together with the Banks, the Term B Lenders and the Fronting Bank, the "Lenders") and THE FIRST NATIONAL BANK OF BOSTON, as Agent (in such capacity, the "Agent"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

        WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Revolving Credit and Term Loan Agreement dated as of June 30, 1995, as amended by Amendment Agreement No.1 dated as of August 29, 1995 and by Consent and Amendment Agreement No.2 dated as of October 27, 1995 (as so amended, the "Credit Agreement");

        WHEREAS, the Borrowers have proposed reallocating the availability of the respective borrowing facilities provided for in the Credit Agreement by increasing the maximum amount of Sterling Facility Loans available by the Sterling Equivalent of $1,000,000, to an aggregate amount of the Sterling Equivalent of $3,000,000, and by correspondingly decreasing the maximum amount of Revolving Credit Loans available by $600,000, and by decreasing the maximum amount of DM Facility Loans available by the DM Equivalent of $400,000;

        WHEREAS, the parties to the Credit Agreement wish to amend Schedule 3 thereto to reflect the actual amounts of amortization payments to be made on the German Tranche and the UK Tranche of Term Loan A in Deutschmarks and Sterling, rather than the Dollar Equivalents thereof;

        WHEREAS, this Amendment neither affects Term Loan B nor alters the apportionment of any repayments or prepayment of any Loans to which the Term B Lenders are entitled, and is consequently effective without the written consent of the Term B Lenders upon execution and delivery by the Banks, the Fronting Bank, the Agent and the Borrowers;

        WHEREAS, the Banks, the Fronting Bank, the Agent and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

        NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

        SECTION 1. Amendments to Credit Agreement. The Credit Agreement is hereby amended with effect from the Effective Date (as defined in Section 6 of this Amendment) as follows:

        (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Borrowing Base" in its entirety and substituting therefor the following:

            "Borrowing Base. At the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Report, which is equal to the sum of:

                (a) 80.00% of Eligible Accounts Receivable for which invoices have been issued and are payable; plus

                (b) 50.00% of the net book value (determined on a first-in first-out basis at lower of cost or market) of Eligible Inventory provided however that the aggregate amount included in the Borrowing Base under this clause (b) shall not exceed $19,000,000, provided that such $19,000,000 amount may be adjusted by the Agent to reflect any acquisitions or divestitures subsequent to the Closing Date; plus

                (c) 50.00% of the Determined Value of the Mace Stock; less

                (d) $600,000."

        (b) Section 1.1 of the Credit Agreement is further amended by inserting the following new definitions in the appropriate alphabetical sequence thereof:

            "Determined Value. At the relevant time of reference thereto, the lesser of (i) the net book value at such time of the Mace Stock, determined in accordance with generally accepted accounting principles, and (ii) the fair market value at such time of the Mace Stock, as determined by the most recent appraisal thereof (if any) conducted by or on behalf of the Agent, provided, however that the Agent shall, upon written notice to TransTechnology, be entitled to reduce or otherwise adjust the Determined Value of the Mace Stock, on a commercially reasonable basis, in light of material changes in the solvency, organizational structure or financial condition of Mace if such material changes are not otherwise reflected in the Determined Value."

            "Mace. Mace Security International, Inc., a Delaware corporation."

            "Mace Stock. The 580,000 fully paid and non-assessable shares of the common stock, $.01 par value, of Mace issued in the name of TransTechnology and delivered to the Agent, together with stock powers therefor executed in blank, on or prior to the Closing Date, so long as such shares are and remain (a) pledged to the Agent for the benefit of the Lenders and the Agent pursuant to and in compliance with the Security Documents, (b) held by the Agent, together with stock powers therefor executed in blank, subject to a perfected first priority security interest in favor of the Agent for the benefit of the Lenders and the Agent under the laws of the Commonwealth of Massachusetts and
        (c) subject to no lien, security interest or other encumbrance other than the security interest described in clause (b) above."

        (c) Section 2.12 of the Credit Agreement is hereby amended by deleting the amount of "$1,000,000" and substituting therefor the amount of "$200,000".

        (d) Section 3.1 of the Credit Agreement is hereby amended by deleting the amount of "$4,000,000" and substituting therefor the amount of "$3,600,000".

        (e) Section 3.2 of the Credit Agreement is hereby amended by deleting the phrase "more that 5%" and substituting therefor the phrase "more than 5%".

        (f) Section 3.2 of the Credit Agreement is further amended by deleting the amount of "$4,000,000" and substituting therefor the amount of "$3,600,000".

        (g) Section 3.2 of the Credit Agreement is further amended by deleting the amount of "$16,000,000" and substituting therefor the amount of "$15,600,000".

        (h) Section 3.3 of the Credit Agreement is hereby amended by deleting the amount of "$2,000,000" and substituting therefor the amount of "$3,000,000".

        (i) Section 3.4 of the Credit Agreement is hereby amended by deleting the amount of "$2,000,000" and substituting therefor the amount of "$3,000,000".

        (j) Section 3.4 of the Credit Agreement is further amended by deleting the amount of "$10,000,000" and substituting therefor the amount of "$11,000,000".

        (k) Section 3 of the Credit Agreement is further amended by adding the following new subsection in the appropriate numerical sequence thereof:

            "3.12. OPTIONAL REPAYMENT OF INTERNATIONAL FACILITY LOANS. GmbH and Limited shall each have the right, at their election, to repay the outstanding amount of the International Facility Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount of any Eurocurrency Rate Loans pursuant to this Section 3.12 may be made only on the last day of the Interest Period relating thereto, unless all costs in connection with such prepayment are paid in full simultaneously with such prepayment pursuant to Section 6.10. GmbH and Limited, as the case may be, shall each give the Fronting Bank, no later than 10:00 a.m., Frankfurt time, at least three (3) Eurocurrency Business Days prior written notice of any proposed prepayment pursuant to this Section 3.12 of Base Rate Loans, and four (4) Eurocurrency Business Days notice of any proposed prepayment pursuant to this Section 3.12 of Eurocurrency Rate Loans, in each case specifying the proposed date of prepayment of International Facility Loans and the principal amount to be prepaid. Each such partial prepayment of the DM Facility Loans shall be in an integral multiple of DM50,000, and each such partial prepayment of the Sterling Facility Loans shall be in an integral multiple of pounds sterling 50,000. Prepayment shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by GmbH or Limited, as the case may be, first to the principal of Base Rate Loans and then to the principal of Eurocurrency Rate Loans or both, at the Fronting Bank's option. Notwithstanding anything in this Credit Agreement to the contrary, (a) there shall be an interval of not less than two (2) weeks between each prepayment by GmbH under this Section 3.12, and (b) there shall be an interval of not less than two (2) weeks between each prepayment by Limited under this Section 3.12."

        (1) The Credit Agreement is further amended by deleting Schedule 1 thereto in its entirety and substituting therefor the Schedule 1 attached hereto as Exhibit A, and by deleting Schedule 3 thereto in its entirety and substituting therefor the Schedule 3 attached hereto as Exhibit B.

        SECTION 2. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

        SECTION 2.1. DELIVERY OF DOCUMENTS. The Borrowers shall have delivered to the Agent: (a) this Amendment executed and delivered by each of the Borrowers, the Banks, the Fronting Bank and the Agent; (b) the legal opinion of Eversheds, solicitors for Anderton International Limited, addressed to the Lenders and the Agent, satisfactory in form and substance to the Agent's counsel; and (c) the legal opinion of Gerald C. Harvey, Esq., general counsel for TransTechnology, addressed to the Lenders and the Agent, dated as of the Effective Date (as defined in Section 6 of this Amendment), and satisfactory in form and substance to the Agent's counsel.

        SECTION 2.2. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Agent or any Lender to perform any of its obligations under any of the Loan Documents or
(b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

        SECTION 2.3. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents.

        SECTION 2.4. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Agent shall have reasonably requested.

        SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

        (a) The representations and warranties of such Borrower contained in the Credit Agreement and the other Loan Documents to which it is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to therein shall be the financial statements of such Borrower most recently delivered to the Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

        (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby; (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower; and

        (c) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

        SECTION 4. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

        SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

        SECTION 6. EFFECTIVE DATE. Subject to the Satisfaction of the conditions precedent set forth in Section 2 hereof, this Amendment shall be deemed to be effective as of the date hereof (the "Effective Date").

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement No. 3 as a sealed instrument as of the date first set forth above.

                                          TRANSTECHNOLOGY CORPORATION


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Senior Vice President


                                          TRANSTECHNOLOGY SEEGER-
                                          ORBIS GmbH


                                          By: /s/Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Attorney-in-Fact


                                          ANDERTON INTERNATIONAL
                                          LIMITED (formerly known as TTUK
                                          ACQUISITION CO. LIMITED)


                                          By: /s/ Ulf Jemsby
                                              ---------------------------------
                                              Name:   Ulf Jemsby
                                              Title:  Director


                                          By: /s/Michael J. Berthelot
                                              ---------------------------------
                                              Name:   Michael J. Berthelot
                                              Title:  Director

                                          THE FIRST NATIONAL BANK OF
                                          BOSTON, individually and as Agent,
                                          Issuing Bank and Fronting Bank


                                          By: /s/ Maura C. Wadlinger
                                              ---------------------------------
                                              Name:   Maura C. Wadlinger
                                              Title:  Vice President


                                          NATIONAL BANK OF CANADA
                                          individually and as Co-Agent


                                          By: /s/ Douglas K. Winget
                                              ---------------------------------
                                              Name:   Douglas K. Winget
                                              Title:  Assistant Vice President


                                          BHF-BANK AKTIENGESELLSCHAFT


                                          By: /s/ David Fraenkel
                                              ---------------------------------
                                              Name:   David Fraenkel
                                              Title:  VP


                                          By: /s/ Linda Pace
                                              ---------------------------------
                                              Name:   Linda Pace
                                              Title:  AVP

                                          DRESDNER BANK AG, NEW YORK
                                          BRANCH AND GRAND CAYMAN
                                          BRANCH


                                          By: /s/ Andrew K. Mittag
                                              ---------------------------------
                                              Name:   Andrew K. Mittag
                                              Title:  Vice President


                                          By: /s/ Nicholas Kalogeropoulos
                                              ---------------------------------
                                              Name:   Nicholas Kalogeropoulos
                                              Title:  Assistant Treasurer


                                          NBD BANK


                                          By: /s/ W.T. Huebner
                                              ---------------------------------
                                              Name:   W.T. Huebner
                                              Title:  Vice President


                                          UNITED JERSEY BANK


                                          By: /s/ Edith Neuman
                                              ---------------------------------
                                              Name:   Edith Neuman
                                              Title:  Vice President

                                          SENIOR DEBT PORTFOLIO

                                          By: Boston Management and Research as
                                              Investment Advisor


                                          By: /s/ Jeffrey S. Garner
                                              ---------------------------------
                                              Name:   Jeffrey S. Garner
                                              Title:  Vice President


                                          MERRILL LYNCH SENIOR
                                          FLOATING FUND RATE, INC.


                                          By: /s/ Anthony R. Clemente
                                              ---------------------------------
                                              Name:   Anthony R. Clemente
                                              Title:  Authorized Signatory

The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Agent under the Credit Agreement as amended hereby.

                                          TRANSTECHNOLOGY
                                          ACQUISITION CORPORATION


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President & Treasurer


                                          PALNUT FASTENERS, INC.


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President & Treasurer


                                          INDUSTRIAL RETAINING RING
                                          COMPANY


                                          By: /s/Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President & Chief
                                                      Financial Officer


                                          RETAINERS, INC.


                                          By: /s/ Steven R. Wilson
                                              ---------------------------------
                                              Name:   Steven R. Wilson
                                              Title:  President

                                          RANCHO TRANSTECHNOLOGY
                                          CORPORATION


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President & Treasurer


                                          TRANSTECHNOLOGY SYSTEMS &
                                          SERVICES, INC.


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President & Treasurer


                                          ELECTRONIC CONNECTIONS AND
                                          ASSEMBLIES, INC.


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President & Chief
                                                      Financial Officer


                                          SSP INDUSTRIES


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President & Treasurer


                                          SSP INTERNATIONAL SALES, INC.


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President & Treasurer

                                          TRANSTECHNOLOGY SEEGER
                                          INC. (formerly known as
                                          TRANSTECHNOLOGY SEEGER-
                                          ORBIS, INC.)


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President, Chief
                                                      Financial Officer and
                                                      Treasurer


                                          SEEGER INC. (formerly known as
                                          WALDES TRUARC INC.)


                                          By: /s/ Chandler J. Moisen
                                              ---------------------------------
                                              Name:   Chandler J. Moisen
                                              Title:  Vice President, Chief
                                                      Financial Officer and
                                                      Treasurer

The Guarantors under and as defined in the English Guarantees hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guarantee of the Obligations referred to in the English Guarantees, as such English Guarantees may be amended in connection with this Amendment.

                                          ANDERTON INTERNATIONAL
                                          LIMITED (formerly known as TTUK
                                          ACQUISITION CO. LIMITED)


                                          By: /s/ Robert Wieremiej
                                              ---------------------------------
                                              Name:   Robert Wieremiej
                                              Title:  Director


                                          By: /s/ Michael J. Berthelot
                                              ---------------------------------
                                              Name:   Michael J. Berthelot
                                              Title:  Director


                                          ANDERTON (PREDECESSORS)
                                          LIMITED (formerly known as
                                          ANDERTON INTERNATIONAL
                                          LIMITED)


                                          By: /s/ Ulf Jemsby
                                              ---------------------------------
                                              Name:   Ulf Jemsby
                                              Title:  Director


                                          By: /s/ Robert Wieremiej
                                              ---------------------------------
                                              Name:   Robert Wieremiej
                                              Title:  Director

                                                                       EXHIBIT A

                                   SCHEDULE 1

                                   The Banks





                                                            Revolving Credit                                 $3,600,000
                           Address of Lending Office        and Term A Commitment        $33,400,000         Revolver
Bank                       (Domestic and Eurodollar)        Percentage                   Revolver            (Germany)
- ----                       -------------------------        ---------------------        -----------         ----------
The First National Bank     100 Federal Street               24.166667%                   8,071,666.78        870,000.01
of Boston                   Boston, MA  02110
                            Fax No: (+1) 617-434-6685

National Bank of            One Cleveland Center             22.222222%                   7,422,222.15        799,999.99
Canada                      1375 East 9th Street,
                            Suite 2430
                            Cleveland, OH  44114
                            Fax No: (216) 574-9236

BHF-Bank AG                 590 Madison Avenue               15%                          5,010,000.00        540,000.00
                            New York, NY  10022-2540
                            Fax No: (212) 756-5911

Dresdner Bank AG            75 Wall Street                   13.611111%                   4,546,111.07        490,000.00
New York Branch             New York, NY 10005
and                         Fax No: (212) 574-0120
Grand Cayman Branch

NBD Bank                    611 Woodward Avenue              15%                          5,010,000.00        540,000.00
                            Detroit, MI  48226
                            Fax No: (313) 225-1586

United Jersey Bank          25 East Salem, 6th Floor         10%                          3,340,000.00        360,000.00
                            Hackensack, NJ  07602
                            Fax No: (201) 343-6723






                           $3,000,000         $30,000,000        $8,000,000         $12,000,000
                           Revolver           Term A             Term A             Term A
Bank                       (UK)               (US)               (UK)               (Germany)
- ----                       ----------         -----------        ----------         -----------
The First National         725,000.01          7,250,000.10      1,933,333.36       2,900,000.04
Bank of Boston


National Bank of           666,666.66          6,666,666.60      1,777,777.76       2,666,666.64
Canada



BHF-Bank AG                450,000.00          4,500,000.00      1,200,000.00       1,800,000.00



Desdner Bank AG            408,333.33          4,083,333.30      1,088,888.88       1,633,333.32
New York Branch
and
Grand Cayman Branch

NBD Bank                   450,000.00          4,500,000.00      1,200,000.00       1,800,000.00



United Jersey Bank         300,000.00          3,000,000.00        800,000.00       1,200,000.00



                                                                       EXHIBIT B

                                   SCHEDULE 3

                                 Amortization of
                                   Term Loans

                                   Term Loan A

Quarter          First US        German              UK                             Term
Ending           Tranche ($)     Tranche (DM)        Tranche (pounds sterling)      Loan B ($)
- ------           -----------     ------------        -------------------------      ----------
12/31/95            600,000         688,080            206,718.37
3/31/96             600,000         666,816            203,627.09
6/30/96             600,000         666,816            203,627.09                      500,000
9/30/96             600,000         666,816            203,627.09
12/31/96            600,000         666,816            203,627.09
3/31/97             600,000         666,816            203,627.09
6/30/97             600,000         666,816            203,627.09                      500,000
9/30/97             600,000         666,816            203,627.09
12/31/97            600,000         666,816            203,627.09
3/31/98             600,000         666,816            203,627.09
6/30/98             600,000         666,816            203,627.09                      500,000
9/98                600,000         666,816            203,627.09
12/98               600,000         666,816            203,627.09
3/99                600,000         666,816            203,627.09
6/99                750,000         833,520            254,533.87                      500,000
9/99                750,000         833,520            254,533.87
12/99               750,000         833,520            254,533.87
3/00                750,000         833,520            254,533.87
6/00              1,200,000       1,333,632            407,254.19                      500,000
9/00              1,200,000       1,333,632            407,254.19
12/00             1,200,000       1,312,368            404,162.93
                  ---------       ---------            ----------
3/01
6/01                                                                                 7,500,000
9/01
12/01
3/02
6/02                                                                                15,000,000
                                                                                    ----------
Total(1)/        15,000,000      16,670,400          5,090,677.33                   25,000,000

- --------------------
        (1)/ Total payments to be made on the German Tranche and UK Tranche of Term Loan A are the respective DM Equivalent and Sterling Equivalent of $12,000,000 and $8,000,000, as of June 30,1995.